EQUITY INVESTMENTS	12 Months Ended
Jun. 30, 2021
Investments accounted for using equity method [abstract]
EQUITY INVESTMENTS

6.EQUITY INVESTMENTS

Equity investments represent equity interests of other publicly-traded or privately-held companies that the Company has acquired through the open market or through private placements. These equity interests consist of common shares, preferred shares and warrants. Equity investments are classified as FVTPL and are measured at fair value on initial recognition and subsequent measurement. The fair value of warrants was determined using the Black-Scholes pricing model as at the acquisition date as well as at each period end.

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New Pacific Metals Corp.
Notes to the Consolidated Financial Statements
(Expressed in US dollars)

The equity investments are summarized as follows:

	June 30, 2021	June 30, 2020	July 1, 2019
Common or preferred shares
Public companies	$461,635	$3,519,196	$3,395,708
Private companies	-	-	250,000
Warrants
Public companies	34,891	592,626	259,612
	$496,526	$4,111,822	$3,905,320

The fair values of the warrants were estimated using the Black Scholes options pricing model with the following assumptions:

	June 30, 2021	June 30, 2020	July 1, 2019
Risk free interest rate	0.97%	0.36%	1.39%
Expected volatility	114%	122%	130%
Expected life of warrants in years	0.19	1.20	2.19

The continuity of equity investments is summarized as follows:

		Accumulated mark-to-
		market gain included
	Fair value	in net income
Balance, July 1, 2019	$3,905,320	$2,319,464
Acquisition	3,737,498	-
Proceeds on disposal	(4,566,635)	-
Change in fair value	1,196,084	1,196,084
Foreign exchange impact	(160,445)	-
Balance, June 30, 2020	$4,111,822	$3,515,548
Proceeds on disposal	(4,345,636)	-
Change in fair value	455,597	455,597
Foreign exchange impact	274,743	-
Balance, June 30, 2021	$496,526	$3,971,145